JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2010 to June 30, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/21/10
Issuer Cellu Tissue Holdings, Inc.  (CLU)  IPO
Cusip 15116910
Shares 6,900
Offering Price $13.00
Spread $0.91
Cost $89,700
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.27%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Baird, William Blair & Company, D.A. Davidson & Co.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 30,000
Offering Price $12.00
Spread $0.69
Cost $360,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 4,400
Offering Price $12.00
Spread $0.69
Cost $52,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 1,200
Offering Price $15.00
Spread $1.05
Cost $18,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 2/23/10
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Shares 100
Offering Price $14.00
Spread $0.63
Cost $1,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.36%
Syndicate Members Morgan Stanley, J.P. Morgan, RBC Capital Markets, Stifel Nicolaus
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 2/23/10
Issuer Wilmington Trust Corporation (WL) Secondary
Cusip 97180710
Shares 3,800
Offering Price $13.25
Spread $0.63
Cost $50,350
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.86%
Syndicate Members J.P. Morgan, Keefe, Bruyette & Woods
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 15,300
Offering Price $8.00
Spread $0.40
Cost $122,400
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 200
Offering Price $15.00
Spread $0.56
Cost $3,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 4,600
Offering Price $15.00
Spread $0.56
Cost $69,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 3/18/10
Issuer The Hartford Financial Services Group Inc. (HIG) Secondary
Cusip 41651510
Shares 320
Offering Price $27.75
Spread $0.89
Cost $8,880
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.03%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, Citi, Wells Fargo Securities, BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Barclays Capital, BNY Mellon Capital Markets, LLC, Deutsche Bank Securities, Piper Jaffray & Co., SunTrust Robinson Humphrey, UBS Investment Bank
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 1,200
Offering Price $15.00
Spread $1.05
Cost $18,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 6,200
Offering Price $21.00
Spread $1.29
Cost $130,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 4/15/10
Issuer Kilroy Realty Corportion (KRC) Secondary
Cusip 49427F10
Shares 200
Offering Price $34.00
Spread $1.36
Cost $6,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Daiwa Capital Markets, KeyBanc Capital Markets, Piper Jaffray, PNC Capital Markets LLC
Fund JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
Trade Date 4/22/10
Issuer Phillips-Van Heusen (PVH) Secondary
Cusip 71859210
Shares 7,200
Offering Price $66.50
Spread $2.83
Cost $478,800
Dealer Executing Trade Barclays Bnk Plc
% of Offering  purchased by firm 5.37%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, BBVA Securities, Credit Agricole CIB, Fortis Bank Nederland, HSBC, J.P. Morgan, Scotia Capital , Sun Trust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/4/10
Issuer Pennsylvania Real Estate Investment Trust (PEI) Secondary
Cusip 70910210
Shares 7,400
Offering Price $16.25
Spread $0.69
Cost $120,250
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members BofA Merrill Lynch, Citi, Wells Fargo Securities, J.P. Morgan, Piper Jaffray, PNC Capital Markets LLC, RBS, Stifel Nicolaus, TD Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/19/10
Issuer Vitamin Shoppe, Inc. (VSI) Secondary
Cusip 92849E10
Shares 6,500
Offering Price $23.50
Spread $1.18
Cost $152,750
Dealer Executing Trade Barclays Capital Inc.-New York
% of Offering  purchased by firm 1.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Stifel Nicolaus, Baird, Piper Jaffray
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/15/10
Issuer CBOE Holdings Inc. (CBOE) IPO
Cusip 12503M10
Shares 2,700
Offering Price $29.00
Spread $1.96
Cost $78,300
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.32%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Barclays Capital, Citadel Securities, Citi, J.P. Morgan, UBS Investment Bank, BMO Capital  Markets, Credit Suisse, Morgan Stanley, Oppenheimer & Co., Raymond James, Cabrera Capital Markets LLC, Keefe Bruyette & Woods, Loop Capital Markets, Macquarie Capital, Rosenblatt Securiteis Inc., Sandler O'Neill+Partners L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 12,200
Offering Price $5.50
Spread $0.22
Cost $67,100
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 7,400
Offering Price $17.00
Spread $1.11
Cost $125,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 2,000
Offering Price $17.00
Spread $1.11
Cost $34,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 15,300
Offering Price $8.00
Spread $0.40
Cost $122,400
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 1,200
Offering Price $15.00
Spread $1.05
Cost $18,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 1,200
Offering Price $15.00
Spread $1.05
Cost $18,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 4,400
Offering Price $12.00
Spread $0.69
Cost $52,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/4/10
Issuer Pennsylvania Real Estate Investment Trust (PEI) Secondary
Cusip 70910210
Shares 7,400
Offering Price $16.25
Spread $0.69
Cost $120,250
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members BofA Merrill Lynch, Citi, Wells Fargo Securities, J.P. Morgan, Piper Jaffray, PNC Capital Markets LLC, RBS, Stifel Nicolaus, TD Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/19/10
Issuer Vitamin Shoppe, Inc. (VSI) Secondary
Cusip 92849E10
Shares 6,500
Offering Price $23.50
Spread $1.18
Cost $152,750
Dealer Executing Trade Barclays Capital Inc.-New York
% of Offering  purchased by firm 1.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Stifel Nicolaus, Baird, Piper Jaffray
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 12,200
Offering Price $5.50
Spread $0.22
Cost $67,100
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 6,200
Offering Price $21.00
Spread $1.29
Cost $130,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 2,000
Offering Price $17.00
Spread $1.11
Cost $34,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 4,600
Offering Price $15.00
Spread $0.56
Cost $69,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/21/10
Issuer World Omni Auto Receivables Trust 2010-A A4 (WOART 2.21% May 15, 2015)
Cusip 98153YAD
Bonds 90,000
Offering Price $99.99759
Spread $0.35
Cost $89,998
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 7.27%
Syndicate Members Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/9/10
Issuer CarMax Auto Owner Trust 2010-1 A3 (CARMX 2010-1 A3 1.56% July 15, 2014)
Cusip 14313CAC
Bonds 60,000
Offering Price $99.98516
Spread $0.28
Cost $59,991
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 8.27%
Syndicate Members Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 6.70% March 4, 2020)
Cusip 65535HAB
Bonds 91,000
Offering Price $99.791
Spread $0.45
Cost $90,810
Dealer Executing Trade Nomura Securities Inc.
% of Offering  purchased by firm 0.44%
Syndicate Members Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/3/10
Issuer Time Warner Inc (TWX 6.20% March 15, 2040)
Cusip 887317AE
Bonds 75,000
Offering Price $99.999
Spread $0.88
Cost $74,999
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.94%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/9/10
Issuer Amgen, Inc. (AMGN 4.50% March 15, 2020)
Cusip 031162BB
Bonds 25,000
Offering Price $99.952
Spread $0.45
Cost $24,988
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Morgan Stanley, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/9/10
Issuer Amgen, Inc. (AMGN 5.75% March 15, 2040)
Cusip 031162BC
Bonds 82,000
Offering Price $99.475
Spread $0.88
Cost $81,570
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.54%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Morgan Stanley, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/02/10
Issuer Consolidated Edison Company of New York, Inc. (ED 5.70% June 15, 2040)
Cusip 209111FA
Bonds 38,000
Offering Price $99.514
Spread $0.88
Cost $37,815
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 6.37%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/02/10
Issuer Duke Energy Carolinas (DUK 4.30% June 15, 2020)
Cusip 26442CAJ
Bonds 39,000
Offering Price $99.765
Spread $0.65
Cost $38,908
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.85%
Syndicate Members Barclays Capital, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/03/10
Issuer Waste Management Inc. (WMI 4.75% June 30, 2020)
Cusip 94106LAW
Bonds 43,000
Offering Price $99.388
Spread $0.65
Cost $42,737
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.98%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/14/10
Issuer Toyota Motor Credit Corporation (TOYOTA 3.20% June 17, 2015)
Cusip 89233P4B
Bonds 87,000
Offering Price $99.876
Spread $0.35
Cost $86,892
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, UBS Securities, BNP Paribas, HSBC Securities, JPMorgan, Morgan Stanley, Loop Capital Markets, Williams Capital Markets